Exhibit 99.1
Investor Presentation Third Quarter 2009 December 15, 2009
Safe Harbor Statement Discussions historical fact and (including statements without in this limitation presentation statements that are that not include statements terms such of as “will,” and “plan”) “may,” and “should,” statements “believe,” regarding “expect,” Citizens’ “anticipate,” future financial “estimate,” and “project”, “intend,” operating results, statements plans, that objectives, involve risks expectations and uncertainties, and intentions, many of are which forward are -beyond looking guarantee Citizens’ control of future or are performance subject to and change actual. No results forward could — looking differ materially statement. is a limitation, Factors that risks could and cause uncertainties or contribute detailed to such from differences time to time include, in Citizens’ without filings with the Securities and Exchange Commission. Citizens’ Other factors results not of currently operations, anticipated cash flows, may financial also materially position and and adversely prospects affect. There can believes be no that assurance the forward that -looking future results statements will meet in this expectations presentation. While are reasonable, Citizens addition, you should these not place statements undue speak reliance only on as any of the forward date- looking made. Citizens statement does. In not statements, undertake, and whether expressly as a result disclaims of new any information, obligation to future update events or alter or any otherwise, except as required by applicable law. 2

CRBC — A Retail Community Bank
Company Overview · 48th largest bank holding company in the U.S. ranked by assets · $12.1 billion assets and $8.8 billion deposits · Presence in 4 Upper Midwest states with 232 branches and 267 ATMs · Largest bank headquartered in MI · #7 deposit market share · Top 5 deposit ranking in 18 of 41 MSAs · #1 Small Business Administration lender · Wealth Management business · $3.0 billion in assets under administration · Record trust sales in 2008 · No sub-prime, CDO or CLO exposure
Total Revenue by Line of Business
13%Retail
5%Commercial
50%Wealth Mgt. Specialty
32%Comm.
Total Revenue by Region
4%Eastern MI
22%31%Western MI
Southeast MI Wisconsin &
21%Iowa
22%Ohio 3
Premier Michigan Bank
Regional Banking Structure 232 Branches / 267 ATMs
Major MSAs ($ in millions) Market # of      % of            Share MSA            Rank Branches Deposits Franchise (%) Michigan — Major MSAs Flint 1 20 2,370 26.1 50.1
Detroit 10 31 1,216 13.4 1.3
Saginaw 1 15 605 6.7 31.1
Lansing 3 14 482 5.3 10.0
Jackson 2 8 411 4.5 18.7
Ann Arbor 11 6 250 2.8 4.2
Bay City 2 5 210 2.3 19.2
Cadillac 1 7 200 2.2 38.8
Owosso 3 6 154 1.7 23.4
Houghton 2 3 112 1.2 19.6
Sturgis 3 4 107 1.2 15.4
Alpena 1 2 99 1.1 25.2
Total Michigan 7 155 7,111 78.2 4.3
Non-Michigan — Major MSAs Cleveland, OH 15 12 339 3.7 0.5
Green Bay, WI 8 9 230 2.5 2.8
Appleton, WI 9 6 169 1.9 4.6
Marshalltown, IA 1 2 126 1.4 18.1
Newton, IA 1 3 115 1.3 20.0
Total Non-Michigan NA 70 1,981 21.8 NA Source: SNL Financial as of 6/30/09 4

Investment Highlights
Solid Deposit Franchise
Attractive Upper Midwest franchise with $8.8 billion in deposits across 4 states Leading market share in Michigan MSAs Strong growth in core deposits
Excess Liquidity
Strong liquidity supported by diversified funding sources Significant untapped secured borrowing capacity Eliminated need for short-term wholesale funding
Excess cash at the parent company is 5 years coverage of interest and preferred dividend payment obligations Over $500 million cash cushion sold to the Federal Reserve daily
Maintaining Solid Capital Levels
Capital ratios are among the highest in peer group and remain key focus with the current economic environment Initiatives enacted to enhance and preserve capital include:
— Suspended common stock dividend in 1Q08, saving $88 million annually — $200 million equity raise in 2Q08 — Received $300 million of TARP in December 2008 and evaluating conversion opportunities — Exchanged $108 million sub debt and $101 million trust preferreds for $198 million common in 3Q09 with over 75% participation 5
Investment Highlights
Proactively Addressing Credit Issues
Most of the outsized stress was inherited from acquisitions Diligently addressing credit issues
— Accelerated the recognition of losses and boosted loan loss reserve levels — Use of third party servicer (PHH) for mortgage and loss mitigation strategies — Tightened underwriting criteria where needed
Favorable Growth Opportunities
Key selling opportunities continue to exist across the retail delivery channel, small business, and lower middle market Market disruption in Michigan creates environment for good organic growth Positioned to build market share in attractive Midwest MSAs when appropriate
Strong Management Team
Management team with broad large bank experience
Strong track record of managing turnaround / workout situations in difficult operating environments
Attractive Valuation
CRBC trades at a significant discount to tangible book value and three times below that of its peers CRBC is well positioned to survive a continued eroding environment CRBC represents an attractive opportunity for investors interested in a financial services company with a compelling risk/reward profile 6

Long-Term Strategy
Continue to de-risk balance sheet
— Exit non-core loan portfolios — Lever existing diversified business lines — Price more aggressively
Grow retail/consumer bank franchise in Michigan and neighboring Midwest states Enhance cross-selling opportunities and customer penetration Focus on small business and lower to middle-market lending with more efficient support and streamlined underwriting
— #1 SBA Lender in Michigan
Maintain disciplined expense management Increase fee income Combine big bank resources and capabilities with small bank customer service 7 7
Key 3Q09 Trends
Net interest margin % growth of 24 bps — expect continued growth over coming quarters Total revenue up by $12 million with good future outlook Core deposits continue to grow Non-performing loans were flat and beginning to plateau Delinquency trends for the past 2 quarters show great progress and are down from peak levels a year ago Expense management continues to help offset elevated credit costs 8

Evidence that our Strategy is Working Pre-Tax Pre-Provision Core Earnings
(in millions) 4Q08 1Q09 2Q09 3Q09 Net income (loss) $(195.4) $ (45.1) $(347.4) $ (56.9)
Income tax provision (benefit) 99.6 (3.5) (11.4) (11.7)
Provision for loan losses 118.6 64.0 100.0 77.8
Goodwill impairment charge 266.5
Net loss on debt extinguishment 15.9
FDIC special assessment 5.6
Fair-value writedown on LHFS 5.9 6.2 4.4 0.9
Fair-value writedown on ORE 0.6 8.0 3.3 3.9
Fair-value writedown on bank owned life insurance 2.9 0.2 (0.4)
Loss on auction rate securities repurchase 2.4
Mark-to-market on swaps 2.4 (2.4) 0.6 1.0
Captive insurance impairment charge 1.1
Pre-Tax Pre-Provision Core Operating Earnings (1) $38.1 $27.3 $21.4 $ 30.5
Last 12 Months $117.3
(1) Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit), caused provision by for this loan economic losses, cycle and any. impairment charges (including goodwill, credit writedowns and fair-value adjustments) 9
Near-Term Priorities Strong Balance Sheet Immediate Credit-Related Priorities Simple, Focused Approach

Significant Excess Capital Levels in Uncertain Economy
Reduction due to $156 million non-cash valuation allowance on entire deferred tax asset (TCE would have been 6.9%)
9.7%9.6%16% 10%9.3%
8.8%8.7%14.5%14.2%14.2%
9%13.9% 8% 7.4%14%13.1%12.8% 6.8%12.2%12.2% 7%11.8% 5.8%5.6%12% 6%5.1%10.9% 5% 4%10% 3% 2%8% 1% 0%6%
3Q084Q081Q092Q093Q093Q084Q081Q092Q093Q09
Tangible Common Equity            Tier 1 Ratio Leverage Ratio            Total Risk-Based Capital Regulatory            Excess Capital Minimum for            over Minimum “Well- at 9/30/09 Capitalized” 9/30/09 6/30/09 3/31/09 12/31/08 9/30/08 (in millions) Total Capital Ratio 10.00% 14.23% 13.91% 14.21% 14.49% 13.13% $373.8
Tier 1 Capital Ratio 6.00% 12.83% 11.81% 12.16% 12.21% 10.88% $603.5
Tier 1 Leverage Ratio 5.00% 9.63% 8.68% 9.32% 9.66% 8.76% $545.0
Tier 1 Common Ratio 8.94% 6.95% 7.52% 7.76% 9.15% Tangible Common Equity to Assets 6.75% 5.14% 5.58% 5.80% 7.39% Tangible Equity to Tangible Assets 9.06% 7.39% 7.74% 7.94% 7.39% 11
Significant Cushion over Regulatory Minimums (1)
Tangible Tier 1 Total            Tier 1 Tier 1 Common ($ in millions) Capital Capital Leverage Common            Equity Capital Ratios and Excess Capital at 9/30/09:
Regulatory minimum for “Well-Capitalized” 6.00% 10.00% 5.00% n/a            n/a CRBC as of 9/30/09 12.83% 14.23% 9.63% 8.94% 6.75% Excess capital over minimum at 9/30/09 $603.5 $373.8 $545.0 n/a            n/a + Pre-Tax Pre-Provision Earnings 4Q09 — 2011 (Low / High Range) (2) $250 — $300 =
Capital Available During this Credit Cycle Through the end of 2011:
Excess Capital + PPP:
Low Range $854 $624 $795
High Range $904 $674 $845
(1) For analytical purposes only ~ Not to be interpreted as projected or targeted performance (2) Non provision -GAAP for measure, loan losses, as defined and any by impairment management, charges represents (including net goodwill, income (loss) credit excluding write-downs income and tax fair -provision value adjustments) (benefit), caused by this economic cycle. 12

Strong Capital Ratios Compared to Peers
Total Capital Ratio
18%8%         . 16 16%8%         . 14%. 4% % 14.2 14 14. 1.9% 5% 13. 2% 2% 14%13.. 13 13.7%. 7%.6% 5% 12 12 1 2 12. 12%. 2%. 1% 11 1 1 10% 8%
Tier 1 Capital 14% %         . 1 8% % 13.. 8 12 1 2. 2% 1 2. 8% 6% % % % 12%1 1 1.. 4. 4. 42% % 11 1 1 1 1 11.. 18% 1 11. 10 6% % 10%9. 9. 5         . 6% 8 8% 6% 4% - — - — Regulatory “well-capitalized” minimums
CRBC has strong capital ratios
$604 million excess capital over well-capitalized minimum Tier 1 as 9-30-09 Continually evaluate capital needs over a 2 — 3 year horizon with consideration to the economic and regulatory/political environment Prudent to enhance capital during uncertain economic conditions
Source: SNL Financial MRQ as of 12-10-09 13
Factors Behind Excess Liquidity Strong Retail Deposit Growth
(in millions) 10,000 9,000$8,661$9,006$9,052$9,119$8,913$8,792 $8,302$8,4871,0271,059936670528 8,000575575793 7,000 3,4603,4003,187 6,0003,5973,4553,3433,4463,566 5,000 4,000 3,000 2,0004,1314,4574,5254,5334,4284,7234,8435,078 1,000 0 12/31/073/31/086/30/089/30/0812/31/083/31/096/30/099/30/09 Core DepositsRetail CDsBrokered CDs
Less reliance on brokered CDs
23% Core Deposit Growth since 12-31-07

Factors Behind Excess Liquidity Less Reliance on Wholesale Funding
Loan to Deposit Ratio Declining
4Q071Q082Q083Q084Q081Q092Q093Q09 Avg. LoansAvg. DepositsLoans/Deposits

Factors Behind Excess Liquidity Diversified Funding Sources
$10.5 billion
Other Long- term Debt 1%Short-term Sub Debt 1%Borrowings
FHLB0.6%
Advances 14% Core Deposits (1) 48% Brokered Deposits 5%
Retail CDs 30%
(1) Excludes all time deposits
Excess Short-term (Liquid) Assets
Holding Company
Annual holding company interest and dividend payment obligations of approximately $21 million Excess cash is 5 years coverage of interest and preferred dividend payments
Bank Funding
$5.1 billion core deposit funding
(48% of total funding or 58% of total deposits) Significant untapped secured borrowing capacity Sell over $500 million in overnight cash on average to the Federal Reserve daily Minimal reliance on short-term funding High deposit market share in core legacy markets 16

Prudently Building Reserve in Uncertain Economy
Includes $35 million write-down for loans transferred to LHFS
Includes $45 million charged-off on 4 commercial loans
(in$90 millions)4.5% 4.1% (in millions) $814.0% $804.0%400 $69$72350$333$340 $703.2%3.5% 2.8%300$283 $603.0%$255 2.3%$49 $51250$218 $502.5% 1.9%200$177 $182 $40 1.8%$36 $38 $372.0% 150 $30$271.5% $22100 $20 $171.0%50
$13
$10$5$6 0.5%0 $00.0%1Q08 2Q08 3Q08 4Q08 1Q09 2Q093Q09
1Q082Q083Q084Q08 1Q092Q09 3Q09
Net Charge-OffsReserve IncreaseReserve as % of loansRisk Allocated Allowance
Specific Allocated Allowance
Allowance for Loan Losses
92% increase in allowance while loans decreased 14% since 1Q08

Citizens Continues to Carry Higher LLR Levels Helps Maintain Strong Balance Sheet
LLR / Loans %
4.50%4.13% 4.00% 3.50% 3.00%2.80% 2.50% 1.83%1.95% 2.00%1.72% 1.48% 1.50%1.10%1.22% 1.00% 0.50% 0.00% 2006200720083Q09 CRBCPeer Group Median
4.50% 4.13%%
.8 2
4.00% 3
7%
3.50% 3. 207% % 3. 8 7 8% 2.. 7 3.00%2 9% 2.50%. 1% 2.9 50% % 2.00%11. 8.7 1.65% 1% 7% 1 1. 5. 4 1 1% 1.50%.0 9 1 1.00% 0.50% 0.00% BC FGM I B STCBBXS VLY
R S STSAW ASBCCMAFULTCBSHSUSQFMER
C T
Citizens has proven expertise in credit workout
Source: SNL Financial MRQ as of 12-10-09

Strong Balance Sheet Immediate Credit-Related Priorities Simple, Focused Approach
Key 3Q09 Credit Trends
Non-performing loans were flat from 2Q09 and are expected to plateau — through the end of 2010 then decline
Inflows to non-performing assets decreased for the second quarter in a row
Delinquency trends for the past 2 quarters show great progress and are down from peak levels a year ago by $105 million Continued to build reserve with provision for loan losses exceeding net charge-offs by $6 million; trending toward matching NCOs
— our Allowance peers (peer for loan average losses 1 to.95%) total loans increased to 4.13%, higher than all of
Consumer portfolio continues to perform well (minimal 2006 — 2007 vintage) Solid commercial (non-CRE) loan performance
— De-risked in 2002 — 2004 — Past due loans down to 0.96% from 2.17% in 4Q08
Majority of historical stress was from the smallest portfolio (Land Hold, Land Development & Construction) Proven success in loan work out In past credit cycles, when nearing the end, frequency decreases and severity increases. Based on historical cycles:
— provision We expect expense 2010 net trending charge towards -offs to be matching equal to NCOs or higher than 2009 with — We expect 2011 to show a dramatic drop in net charge-offs

Majority of Stress from Smallest Portfolio
Portfolio Balances
($ in millions) $10,000 $8,000 $6,000 $4,000 $2,000 $0
Consumer Res Mortgage LH, L Dev & Cons Income Producing Owner-Occupied C & I
0 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
30-89 Day Past Due
12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
NPLs/ Loans
18.00% 16.00% 14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
NCOs/ Avg. Loans (annualized) 25.00% 20.00% 15.00% 10.00% 5.00% 0.00% 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 -5.00% 21
Stressed Portion of CRE Portfolio Land Hold, Land Development and Construction Loans
Portfolio Overview
Small piece of overall portfolio contributing to large portion of NPLs and NCOs Total portfolio is down 47% from 4Q06 balance of $752 million No new Land Hold or Land Development since January 2007 Less than 20% of residential development in construction
($ in millions) Watchlist As of 9/30/09 $ % Land Hold $ 52 $ 29 56% Land Development 130 94 72% Construction 215 90 42% Total High Risk $397 $213 54% % of Total Loans 5%
NPLs/ Loans ($ in millions) $12020.0% $104 $100 17.5% 15.0% $80$69 $64 $6012.0%$57 $52 $53 15.7% $49 10.0% $3910.7% 11.8% 12.3% $4012.3% 7.4%5.0% $20 $00.0% 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 % of Total36% 41% 28%25% 17% 12% 13% 10% CRBC NPLs
30-89 Day Past Due
($ in millions)
$70 $65 12.0%
$60 11.3%
9.0%
$50 $44
$40 8.1% $36
$33 $32
8.3% $26 6.0%
$30 5.6% $22 7.3%
$20 4.3% 6.4% 3.0%
$10 $ 7
1.6%
$0 0.0% 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 % of Total 25% 18% 12% 20% 13% 13% 4% 14% CRBC 30-89 Days
Average 50 — 70% severity level
NCOs/ Avg. Loans ($ in millions) $35.0 $30.9 25.0% $30.0 20.0% $25.0 23.7% $21.1 15.0% $20.0 19.1% $15.0 10.0% $8.3 $9.1 $8.3 $10.0 $8.5 $8.8
8.6% $2.8 5.0% $5.0 7.7% 5.9% 5.6% 6.8% 2.8% $0.0 0.0% 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 % of Total 43% 47% 45% 41% 26% 23% 18% 4% CRBC NCOs
YTD rate of 4.8% 22

Large Portion of CRE — Manageable Stress Income Producing
Portfolio Overview Income Producing portfolio is down 4% from 1Q08 Majority of portfolio inherited from Republic acquisition ($ in millions) Watchlist As of 9/30/09 $ % Michigan $ 943 $317 34% Ohio 376 140 37% Wisconsin 79 37 47% Other 111 26 23% Total $1,510 $520 34% % of Total Loans 18% NPLs/ Loans ($ in millions) $160 10.0% $139
$140 $127
$ 116 9.1% 8.0% $120 8.4% $100 7.5% 6.0% $ 79
$80
$ 58
$60 5.1% 4.0% $41
$40 3.8% $22 $23 2.0% 2.5% $20
1.4% 1.5% $0 0.0% 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 % of Total 11% 16% 17% 25% 26% 27% 28% 25% CRBC NPLs
30-89 Day Past Due ($ in millions)
$90 5.0%
$80 $77
$70 4.9% $64 4.0%
$60 $54 4.1%
$49 $50 $50 3.0%
$50 $45
3.5%
$40 3.1% 3.3% 3.3% 3.0%
$29 2.0%
$30
1.9%
$20 1.0%
$10
$0 0.0% 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 % of Total 20% 15% 25% 23% 26% 27% 298% 24% CRBC 30-89 Days
Average 17% severity level, expect increase to 20 — 30%
NCOs/ Avg. Loans
($ in millions)
$30.0 7.0%
$25.0 $21.7 $24.5 6.0%
6.5% 5.0%
$20.0
3.9% 4.0%
$15.0 $12.6
3.0%
$10.0 $7.7 $ 7.8
3.3% 2.0%
$ 4.4
$5.0 $2.4 2.0% 2.0% 1.0%
$0.9 1.2% $4.2*
0.3% 1.1%
$0.0 0.0%
0.2% 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
YTD rate of 3.9%
% of Total 12% 5% 11% 20% 27% 21% 26% 34% 23
* Excludes $17.5 million credit write-down in 4Q08 CRBC NCOs 23
Large Portion of CRE — Manageable Stress Owner Occupied
Portfolio Overview Owner Occupied portfolio is down 2% from 1Q08 Underwritten based on historical Citizens criteria ($ in millions) Watchlist As of 9/30/09 $ % Michigan $812 $244 30% Wisconsin 96 20 21% Ohio 64 9 14% Other 20 4 20% Total $992 $277 28% NPLs/ Loans ($ in millions) $80 10.0% $ 72 $70
$70 $ 67
8.0% $60
$50 7.4% 7.1% 7.0% 6.0% $40
$ 32
$30 $24 4.0% $20
$20 $13 $18 3.3% 2.0% $10
2.0% 2.5% 1.3% 1.8% $0 0.0% 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 % of Total 10% 9% 9% 10% 10% 16% 15% 14% CRBC NPLs
30-89 Day Past Due ($ in millions)
$40 $38 $37 5.0%
$35
4.0%
$30 3.9%
3.9% $24
$25 $20 $21 3.0%
$20 $19 $19
$16 2.5%
$15 2.0%
2.0% 2.1%
$10 1.9% 1.8% 1.6%
1.0%
$5
$0 0.0% 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
% of Total 8% 10% 10% 10% 13% 16% 9% 13% CRBC 30-89 Days
Average 25 — 35% severity level
NCOs/ Avg. Loans
($ in millions)
$9.0 5.0%
$8.0 $7.9
$7.0 4.0%
3.2%
$6.0 3.0%
$5.0 $4.6
$4.0 $3.4 2.0%
$3.1
$3.0 $2.4 1.9%
$2.0 $1.3 1.0%
0.3% 0.0% 1.4% 3.9%
$1.0 0.5% 1.0% 0.0%
$0.0 ($0.2) ($0.1) ($1.0) 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 -1.0% % of Total n/m n/m 5% 6% 4% 7% 16% 6%
CRBC NCOs
YTD rate of 2.0% 24

Solid Commercial Loan Performance Commercial & Industrial and Small Business Loans
Portfolio Overview Citizens core franchise is performing well due to portfolio clean-up between 2002 — 2004 Total portfolio is down 21% from 1Q08 Includes $247 million outstanding & $152 million watch balance of ABL (normal grading) ($ in millions) Watchlist As of 9/30/09 $ % C&I Loans $1,703 $477 28% Small Business Loans 397 33 8% Total $2,100 $510 24% % of Total Loans 26% NPLs/ Loans ($ in millions) $120 $112 6.0% $100 $ 92 5.3% 5.0% $ 84
$ 80 4.0% $ 65 4.2% $ 60 3.5% 3.0% $ 32 $ 38
$ 40 2.5% 2.0% $ 20
$ 13
$ 20 1.4% 1.0% 1.2% 0.5% 0.8% $ 0 0.0% 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 % of Total 7% 8% 23% 17% 21% 20% 19% 22% CRBC NPLs
30-89 Day Past Due
($ in millions)
$60 $57 3.0%
$50 $47 2.5%
2.2%
$39 $40
$40 2.0% 2.0% $34
1.5% 1.5% $30 $29
$30 1.5%
1.1% 1.1% 1.6% $20
$20 1.0%
1.0%
$10 0.5%
$0 0.0% 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 % of Total 15% 21% 16% 14% 19% 37% 20% 11%
CRBC 30-89 Days
3Q09 NCOs include $8.3 million related to a CRE relationship YTD rate of 2.1%
NCOs/ Avg. Loans
($ in millions)
$25.0 4.5%
$21.9
$20.1 4.0%
$20.0 3.5%
3.4% 3.8% 3.0%
$15.0
2.5%
2.0%
$10.0 $ 8.0
$ 6.8 1.5%
$5.0 1.3% 1.2% 1.0%
$1.4 $0.9 $0.6 $0.4 $2.6* 0.5%
$0.0 0.4% 0.0% 0.2% 0.1% 0.1% 0.1% 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
% of Total 7% 5% 1% 2% 27% 22% 14% 28% 25 CRBC NCOs * Excludes $19.3 million credit write-down in 4Q08
Consistent Disciplined Underwriting Residential Mortgage Loans
Portfolio Overview $184,700 Average loan size 696 Recently refreshed average portfolio FICO score 70% Average original LTV Includes residential construction balance of $23 million Portfolio is down 25% since 4Q07 PHH partnership ($ in millions) As of 9/30/09 % Michigan $ 877 81% Ohio 75 7% Wisconsin 45 4% Other 87 8% Total $1,085 100% % of Total Loans 13% NPLs/ Loans ($ in millions) $120 10.0% $103 $107 $100 9.8% $ 85 9.0% 8.0% $ 80
$60 7.0% 6.0% $ 60
$47 $46 $40 4.0% $ 40 4.7% 3.3% 3.3% 2.0% $ 20 $12 3.1% 1.0% $ 0 0.0% 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 % of Total 25% 18% 9% 17% 19% 20% 21% 21% CRBC NPLs
30-89 Day Past Due ($ in millions)
$50 $46 4.0%
$45 3.2% 3.5%
$40 $39 $38 $40
$34 3.0%
$35 3.1%
2.9% 3.0% $30
$30 $26 $28 2.5%
2.4% 2.8%
$25 2.4% 2.0%
2.1%
$20 1.5%
$15
1.0%
$10
$5 0.5%
$0 0.0% 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
% of Total 18% 18% 20% 18% 14% 11% 16% 16% CRBC 30-89 Days
Average 35 — 45% severity level
NCOs/ Avg. Loans
($ in millions)
$25.0 7.0%
$20.7
6.0%
$20.0 6.3%
5.0%
$15.0 4.0%
$10.0 3.0%
$10.0
3.7% 2.0%
$5.0
$2.0 $1.8 $0.5 $1.6 $0.8 $2.2 1.0%
$0.0 0.6% 0.5% 0.2% 1.5% 0.3% 0.8% 0.0% 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
YTD rate of 1.6%
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 % of Total 10% 10% 30% 2% 2% 2% 4% 14% CRBC NCOs 26

High Quality Consumer Portfolio
Total Commercial & Residential Mortgage 74%
Home Equity, Indirect & Other Direct Consumer 26%
· 26% of total portfolio but only 5% of NPLs · Expect losses to be significantly less than SCAP levels · Did not originate much in 2006 & 2007 · No brokered or sub-prime loans · Strong refreshed FICOs
Avg. Balance Avg. Loan NPLs Refreshed As of 9/30/09 $ millions Size ($ millions) FICO Home Equity $1,069 $37,300 $20 (1) 740 Indirect (2) 825 22,000 3 717 Other Direct 239 11,800 703 Total $2,134 $23 % of Total Loans 26% 5% (1)Includes other direct consumer NPLs (2)Indirect loans are RV and marine only (no auto) 27
Consistent Disciplined Underwriting Direct and Indirect Consumer Loans
Portfolio Overview Recently refreshed portfolio FICO scores Strong historical delinquency performance Approximately 80% of HE is seasoned 24 months — no brokered <30% of HE is 2006 and 2007 vintage Approximately 39% of HE in 1st lien position Avg. Avg. Loan            Refreshed As of 9/30/09 $ millions            Size            FICO Home Equity $1,069 $37,300 740
Indirect 825 22,000 717
Other Direct 239 11,800 703
Total $2,134
% of Total Loans 26% NPLs/ Loans ($ in millions) $25 $ 23 $23 2.0% $ 22
$20 $18 $18 $18 1.5% $16 $ 15
$15
1.0% $10 1.0% 1.0% 1.1% 0.7% 0.8% 0.8% 0.8% 0.5% $ 5 0.7% $ 0 0.0% 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 % of Total 8% 6% 13% 8% 6% 5% 4% 5% CRBC NPLs
Consistent Trends
30-89 Day Past Due ($ in millions) $50 3.0% $44
$45 $40 $41
$40 $38 2.5% $35 $35
$35 $33 $33 1.9% 2.0% 1.7% $30 1.5% 1.4% 1.4% 1.9% $25 1.6% 1.8% 1.5% $20
$15 1.0% $10 0.5% $5
$0 0.0% 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 % of Total 15% 18% 17% 15% 15% 15% 22% 22% CRBC 30-89 Days
NCOs/ Avg. Loans
($ in millions)
$14.0 3.0%
$11.6
$12.0 $10.9 2.5%
$10.0 $9.4 $ 9.5
2.0%
$8.0
$6.0 $6.7 2.0% 1.5%
$6.0 $5.6 $5.6 1.7%
1.8% 1.0%
$4.0
0.9% 1.0% 1.0% 1.2% 1.5%
$2.0 0.5%
$0.0 0.0% 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 % of Total 28% 32% 9% 30% 14% 26% 22% 13%
CRBC NCOs

Aggressive Non-Performing Asset Management Quarterly Non-Performing Asset Activity (in millions) 3Q08 4Q08 1Q09 2Q09 3Q09 Beginning NPAs $285.9 $364.4 $439.2 $550.6 $604.7
Commercial:
Additions 102.6 155.5 173.0 133.3 94.1
Payments (11.7) (14.5) (16.2) (26.5) (29.6)
Returned to accruing status (8.5) (15.2) (32.8) (22.3) (7.2)
Charge-Offs/ OREO writedown (17.2) (66.5) (31.4) (37.1) (56.1)
Fair value adjustments — — — — -
Consumer — net change 13.3 15.5 18.8 6.7 2.0
Ending NPAs $364.4 $439.2 $550.6 $604.7 $607.9

Non-Accrual Loans at September 30, 2009
$501.5 million or 6.1% of portfolio
($ in millions)
Commercial Real Estate $257.6 51.4%
Commercial $111.5 22.2%
Residential Mortgage $106.5 21.2%
Restructured Loans & 90+ Accruing $2.9 0.6%
Indirect Consumer $2.6 0.5%
Direct Consumer $20.4 4.1%
Loan loss reserve = $340 million
Allowance for loan losses to NPLs = 67.74% Specific portion of allowance = $66 million ALLL coverage of remaining NPLs = 182%
Loss Mitigation & Workout Strategy
Commercial loan workout teams (>50 FTE) focused on loss mitigation by specific asset classes, with account assignment based on asset liquidation expertise of personnel Enhanced collections efforts and administrative discipline led to improved delinquency and loss mitigation results Quarterly internal analysis of industry-related exposures updated based on segments and asset classes facing the greatest potential recessionary impact
(i.e. auto-related, income producing real estate) Continuously evaluate consumer payment histories and proactively seek to modify loan structures to mitigate potential loss given default 30

Proven Success in Loan Work Out
Transferred riskiest assets to LHFS classification which are written to liquidation values
— 1Q07 transferred $103.7 million in conjunction with Republic integration, recognized $35.1million write-down with transfer — 2Q08 transferred $127.9 million, recognized $35.1 million write-down with the transfer, accelerating loss recognition Loans held for sale balances are decreasing Continue to work with existing borrowers when appropriate in order to optimize long-term remaining value of collateral
Loans Held For Sale Balances
Net transfer in of $68.6 million
Net transfer in of $92.8 million
(in millions) $120 $110 $100 $90 $80 $70 $60 $50
07 07 7 8 8 8 8 1Q072 Q 3Q 4Q0 1Q0 2Q0 3Q0 4Q0 1Q092Q093Q09 31
Strong Balance Sheet Immediate Credit-Related Priorities Simple, Focused Approach

Remain Client Focused
We are still lending despite the decline in credit demand during 2009
— Extended, renewed and approved $2.4 billion of loans year to date Citizens is the #1 SBA lender in Michigan for the 2nd year in a row Continue to lend responsibly based on creditworthiness of the borrower and collateral strength Aligned infrastructure to be more focused on consumer, small-business, and lower middle market relationships Continued cost management 33
Protect and Manage Liquidity
Deposit pricing — aggressive, but not top of the market
— Grow deposits from our footprint, our clients Pick our spots — Focus on where we can grow with less margin impact and a better return on advertising spend — Understand impact of our strategy — might move some core into time Balance liquidity strategy within overall strategy — Despite liquidity cost overhang, net interest margin spreads are strengthening 34

Why Buy CRBC Tangible Common Book Value of $1.99 per share Price/Tangible Book %
· Solid capital and liquidity levels · Competent team in place · Forward looking credit priorities · Simple, focused approach
250 200 150 100 50 0
225.2 190.0186.0 183.5 162.7 149.3 96.491.1 90.9 76.7 52.3
30.4 18.7 9.8
LY            S SH            U LT            SB C            A US Q            MI            S F G V            BX CB FMER TCB F            WBS A            CM S            CRBCT STSA

Appendix

Quarterly Financial Performance & Trends (in millions) 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 Net interest income $ 87.3 $ 85.7 $ 76.9 $ 75.6 $ 80.9
Provision 58.4 118.6 64.0 100.0 77.8
Total fees and other income 28.0 15.8 19.2 21.0 11.8
Noninterest expense 74.3 78.6 80.8 355.4 83.6
Income tax (benefit) provision (10.2) 99.6 (3.5) (11.4) (11.7)
Net (loss) income $ (7.2) $(195.4) $(45.1) $(347.4) $(56.9)
Net (loss) income attributable to common shareholders $(18.9) $(195.6) $(49.3) $(352.6) $(62.1)
Core operating loss $ (5.7) $(194.0) $(43.8) $ (79.7) $(55.7)
3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 Earnings per common share (diluted) $(0.20) $ (1.56) $(0.39) $ (2.81) $(0.48)
Core ROTE% -2.4% -81.5% -17.8% -33.6% -24.9% Core ROTA% -0.18% -6.19% -1.43% -2.63% -1.87% Net Interest Margin 3.09% 3.03% 2.73% 2.73% 2.97% Note: Core operating earnings exclude the effects of restructuring and merger related expenses and amortization of core deposit intangibles, net of tax. 37
Non-GAAP Common Equity Ratios ($ in thousands) 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 Total assets $13,116 $13,086 $12,982 $12,288 $12,072
Goodwill (597) (597) (597) (331) (331)
Other intangible assets (24) (21) (19) (17) (16)
Deferred taxes 8 7 7 6 5
Tangible assets $12,503 $12,475 $12,373 $11,946 $11,730
Total shareholders’ equity $ 1,537 $ 1,601 $ 1,567 $ 1,225 $ 1,403
Goodwill (597) (597) (597) (331) (331)
Other intangible assets (24) (21) (19) (17) (16)
Deferred taxes 8 7 7 6 5
Tangible equity $ 924 $ 990 $ 958 $ 883 $ 1,061
Preferred stock — (266) (268) (269) (270)
Tangible common equity $ 924 $ 724 $ 690 $ 614 $ 791
Total shareholders’ equity $ 1,537 $ 1,601 $ 1,567 $ 1,225 $ 1,403
Qualifying capital securities 175 175 175 175 74
Goodwill (597) (597) (597) (331) (331)
Accumulated other comprehensive income 9 50 35 27 3
Other assets (1) (24) (21) (19) (17) (16)
Total Tier 1 capital (regulatory) $ 1,100 $ 1,208 $ 1,161 $ 1,079 $ 1,133
Qualifying capital securities (175) (175) (175) (175) (74)
Preferred stock — (266) (268) (269) (270)
Total Tier 1 common equity (non-GAAP) $ 925 $ 767 $ 718 $ 635 $ 789
Net risk-weighted assets (regulatory) (1) $10,104 $ 9,883 $ 9,550 $ 9,138 $ 8,835
Tangible common equity to tangilbe assets ratio 7.39% 5.80% 5.58% 5.14% 6.75% Tier 1 common equity ratio (non-GAAP) 9.15% 7.76% 7.52% 6.95% 8.94% (1) Other assets deducted from Tier 1 capital and risk-weighted assets consist of intangible assets (excluding goodwill) 38

Quarterly Non-Interest Income Trends (in thousands) 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 Service charges on deposit accounts $12,254 $11,714 $10,268 $10,836 $11,524
Trust fees 4,513 4,062 3,419 3,464 3,911
Mortgage and other loan income 3,269 1,807 3,079 3,715 3,244
Brokerage and investment fees 1,376 1,606 1,327 1,450 1,527
ATM network user fees 1,715 1,514 1,454 1,665 1,775
Bankcard fees 1,874 1,898 1,894 2,093 2,039
Gains (losses) on loans held for sale (1,261) (5,865) (6,152) (4,350) (859)
Net loss on debt extinguishment — — — — (15,929)
Other income 4,265 (981) 3,944 2,088 4,610
Total fees and other income 28,005 15,755 19,233 20,961 11,842
Investment securities losses — (1) — 5 -
Total Non-interest Income $28,005 $15,754 $19,233 $20,966 $11,842

Quarterly Non-Interest Expense Trends (in thousands) 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 Salaries and employee benefits $39,728 $37,194 $33,917 $ 35,950 $38,461
Occupancy 6,749 7,214 7,923 6,762 6,711
Professional services 3,246 3,644 3,136 2,783 3,063
Equipment 3,160 3,156 2,850 3,049 3,032
Data processing services 4,185 3,748 4,274 4,346 4,542
Advertising and public relations 1,297 1,304 1,425 2,274 1,885
Postage and delivery 1,626 1,931 1,575 1,526 1,379
Other loan expenses 2,755 5,367 5,937 6,861 6,496
ORE expenses, profits and losses, net 1,825 1,547 8,360 4,417 5,568
Intangible asset amortization 2,226 2,126 2,037 1,952 1,874
Goodwill impairment — — — 266,474 -
Other expense 7,504 11,380 9,344 19,039 10,603
Total Non-Interest Expense $74,301 $78,611 $80,778 $355,433 $83,614

Non-Interest Expense and FTE Reductions
$53 million reductions achieved / targeted
— $34 million related to Republic merger (21% greater than anticipated) — $16 million identified during 3Q08 — $3 million targeted in 2009 (excluding FDIC special assessment and additional ORE and HFS writedowns) 1,024 FTE reduction since 2005 Number of FTE at end of period
32% decre ase
3,197
2,920
2,502
2005* 2006 2007 2008 3Q09
*2005 Proforma: 2,124 Citizens FTE + 1,073 Republic FTE 41

Lower Expense Levels Compared to Peers
Non-Interest Expense / Average Assets % 4.00% 3.50% 3.00% 2.50% 2.00%
1Q052Q053Q05 4Q05 1Q06 2Q06 3Q06 4Q061Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q092Q093Q09
Citizens*Peer Median
Source: SNL Financial MRQ as of 11-13-09 * Citizens: 1Q05 — 3Q06 is legacy Citizens; 4Q06 is proforma for Republic merger; 2Q08& 2Q09 exclude goodwill impairment charges42

Loan Portfolio Detail At September 30, 2009
Commercial $2,100 26%
Commercial Real Estate $2,899 35%
Residential Mortgage $1,085 13%
Home Equity $1,069 13%
Indirect Consumer $825 10%
Other Direct Consumer $239 3%
Illinois, By State
Indiana, and
Minnestoa 4% I l
o w l O
at
%r
Wisco n 3e 2 sin 9%
Ohio 11%
Michigan 71%
Michigan Stratification
Oakland County 23%
All Other 26%
Livingtson 3% Genesee y2% 4% % W a 14% B a son 4% 5 yn e ac k m a w % S a            C 5 o J e n            g i            u ngha h t            b n            n t I s            m a            y a            o w 8 % W            a c 6 M %

Commercial Loan Concentration and Auto Related Exposure Are Small
We define exposure as manufacturers and tier one suppliers with revenue from auto >25% vs. most banks of >50% Auto industry loans accounted for only 8.4% of total commercial outstandings Auto industry exposure accounted for 9.7% of total commercial loan exposure
Loan Concentrations as of 9-30-09 (by NAICS Code)
48% 2% 2% 3% 6% 6% 2% 7% 8% 8% 6% 2% Real Estate Manufacturing Contractors Wholesale Trade Retail Trade Health Services Travel & Food Transportation/Warehousing Professional Services Finance & Insurance Other Services

Commercial Portfolio Quarterly Trends
(in millions)
6,000 $5,654 $5,828 $5,805 $5,774 $5,567
574 592 522 538 441 $5,339 $5,121 $4,998
5,000 433 408
997 1,016 1,009 1,000 967 397
953
4,000 980 992
1,526 1,567 1,570 1,533 1,556 1,558
3,000 1,535 1,510
2,000
1,000 2,557 2,654 2,704 2,704 2,602 2,394 2,198 2,100
0 12-31-07 3-31-08 6-30-08 9-30-08 12-31-08 3-31-09 6-30-09 9-30-09 Land Hold, Land Development & Construction Owner Occupied Income Producing Commercial & Industrial

Diversified Granular Commercial Portfolio Very Manageable Stress in the Commercial Portfolio Loan size category: < $5 million $5 — $10 million > $10 million            Total Total Commercial Portfolio Total (millions) $ 3,791 $721 $487 $ 4,998
# of loans 11,795 103 33 11,931
Average loan size $321,000 $6,996,000 $14,764,000 $419,000
Accruing Watch List Total (millions) $ 1,189 $262 $70 $ 1,520
# of loans 2,196 37 6 2,239
Average loan size $541,000 $7,075,000 $11,641,000 $679,000
Delinquencies Total (millions) $ 91 $24 $- $ 115
# of loans 212 3 — 215
Average loan size $430,000 $7,941,000 — $535,000
Nonperforming Loans Total (millions) $ 281 $39 $49 $ 369
# of loans 744 6 4 754
Average loan size $378,000 $6,567,000 $12,190,000 $490,000

Diversified Granular Commercial Portfolio Total Commercial Portfolio at 9/30/09 Total # of            Average Relationship Size (millions) Relationships            Relationship > $20 million $ 269 9 $29,923,000
$10 — $20 million $ 629 51 $12,325,000
$5 — $10 million $1,001 147 $ 6,813,000
$1 — $5 million $1,861 903 $ 2,061,000
< $1 million $1,238 6,169 $ 201,000
Total $4,998 7,279 $ 687,000

48 54% 14% 19% 13% < $3 million $3-$5 million $5-$10 million > $10 million Commercial Real Estate Portfolio At September 30, 2009 33% 26% 20% 13% 8% Southeast MI Western MI Ohio Mid-Michigan Wisonsin/Iowa 20% 13% 13% 10% 10% 5% 5% 3% 2% 17% 2% Retail Office Warehouse/ Industrial Medical Multi-Family Residential Land Development Hotel Gas Station/ C.Store Vacant Land Other (<2%) Income Producing $1,510 52% ($ in millions) Owner Occupied $992 34% Constr. $215 7% By Type By Collateral Land Development $130 4% Land Hold $52 2% By Region By Size

Consumer Portfolio (in millions) Quarterly Trends
4,000 $3,847
$3,745 $3,644 $3,604 $3,536
$3,416
3,500 829 819 $3,305 $3,218
833 843 821
3,000 802
808 825
2,500
1,572 1,532
2,000 1,502 1,481 1,452 1,406
1,352 1,308
1,500
1,000
500 1,445 1,394 1,309 1,280 1,263 1,208 1,145 1,085 0
12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 Mortgage            Direct (primarily home equity) Indirect

Commercial & Consumer Loans 5 Year Trends
Commercial Loans
(in millions)
6,000
$5,654 $5,567
$5,126 $4,998
5,000
4,000
$3,090
3,000 $2,890
2,000
1,000
0 2004 2005 2006 2007 2008 3Q09 Commercial Real Estate Commercial & Industrial
Consumer Loans (in millions) 4,500 $4,106
4,000 $3,847
$3,536
3,500 $3,218
3,000 $2,504 $2,526 2,500 2,000 1,500 1,000 500 0 2004 2005 2006 2007 2008 3Q09 Indirect Direct (primarily home equity) Mortgage 50

Peer Group Composition
Company Name            Ticker
Associated Banc-Corp            ASBC
BancorpSouth, Inc. BXS
Comerica Incorporated            CMA
Commerce Bancshares, Inc. CBSH
FirstMerit Corporation            FMER
Fulton Financial Corporation            FULT
Marshall & Ilsley Corporation            MI
South Financial Group, Inc. TSFG
Sterling Financial Corporation            STSA
Susquehanna Bancshares, Inc. SUSQ
TCF Financial Corporation            TCB
Valley National Bancorp            VLY
Webster Financial Corporation            WBS